EXHIBIT 99.1

AMENDMENT NO. 1 TO PREFERRED SHARES RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO PREFERRED SHARES RIGHTS AGREEMENT (this “Amendment”), dated as of June 18, 2014, is between BAB, Inc., a Delaware corporation (the “Company”), and American Stock Transfer and Trust Company, LLC (“AST”), as successor to IST Shareholder Services as successor Rights Agent (“IST”).

WHEREAS, the Company has selected AST to succeed IST as Successor Rights Agent under the Preferred Shares Rights Agreement between the Company and IST, dated May 6, 2013 and AST has agreed to so act as successor Rights Agent; and

WHEREAS, pursuant to Section 27 of the Preferred Shares Rights Agreement, the Company desires to amend the Preferred Shares Rights Agreement in order to reflect AST succeeding IST as Rights Agents as set forth below;

NOW, THEREFORE, the Preferred Shares Rights Agreement is hereby amended as follows:

PREFERRED SHARES RIGHTS AGREEMENT

Dated as of May 6, 2013

Exhibit 4.1:

1.	The title set forth on the cover page of the Rights Agreement is amended in its entirety as follows:

PREFERRED SHARES RIGHTS AGREEMENT Dated as of May 6, 2013, as amended on June 18, 2014 BAB, Inc. and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC as Rights Agent

2.	The first paragraph on page 1 of the Preferred Stock Rights Agreement is amended to read in its entirety as follows:

This PREFERRED SHARES RIGHTS AGREEMENT (this “Agreement”), dated May 6, 2013, as amended on June 18, 2014, is by and between BAB, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (“AST”), as rights agent (the “Rights Agent”). All capitalized terms that are used in this agreement shall have the respective meanings given thereto in Section 1.

1.

3.	Section 3. Issuance of Rights Certificates. Page 11, (c) Legend is amended to read in its entirety as follows:

(c)Legend. Rights will be issued in respect of all Common Shares that are issued (whether as an original issuance or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such Common Shares will also be deemed to be certificates for Rights, and will bear the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A PREFERRED SHARES RIGHTS AGREEMENT, DATED AS OF MAY 6, 2013, BETWEEN BAB, INC. (THE “COMPANY”) AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS RIGHTS AGENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BE REDEEMED, MAY BECOME EXERCISABLE FOR SECURITIES OR ASSETS OF THE COMPANY OR SECURITIES OF ANOTHER ENTITY, MAY BE EXCHANGED FOR SHARES OF COMMON STOCK OR OTHER SECURITIES OR ASSETS OF THE COMPANY, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED BY AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) OR ANY OF ITS AFFILIATES (AS DEFINED IN THE RIGHTS AGREEMENT) OR ASSOCIATES (AS DEFINED IN THE RIGHTS AGREEMENT) WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERRABLE.

4.	Section 26 Notices, page 45, second paragraph is amended to read in its entirety as follows:

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, fax (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company by the Rights Agent) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fax (718) 234-5001

2.

5.	Signature page is amended in its entirety as follows:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BAB, INC.

By:	/s/ Michael K. Murtaugh
Name: Michael K. Murtaugh
Title: General Counsel and Secretary

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Jennifer Donovan
Name: Jennifer Donovan
Title: SVP, Relationship Manager, Regional Manager

[Signature Page to Rights Agreement]

6.	EXHIBIT B, RIGHTS CERTIFICATE BAB, INC. Page B-1 amended in its entirety as follows:

This certifies that __________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Preferred Shares Rights Agreement, dated as of May 6, 2013 (the “Rights Agreement”), between BAB, Inc., a Delaware corporation (the “Company”) and AST, (the “Rights Agent,” which term shall include any successor Rights Agent pursuant to the Rights Agreement), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the Expiration Date (as such term is defined in the Rights Agreement) at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid and non-assessable share of Series A Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at an exercise price of $0.90 per one one-thousandth of a Preferred Share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and ________

3.

7.	EXHIBIT B, Page B-4, signature page is amended in its entirety as follows:

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of ________,20[*]

ATTEST                                   BAB, INC.

By: _____________________________               By: ___________________________

Name:                                   Name:

Title:                                   Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

As Rights Agent

By: _____________________________

Name:

Title:

8.	EXHIBIT C, FORM OF SUMMARY RIGHTS, Page C-1, first paragraph is amended in its entirety as follows:

On May 6, 2013, as amended on June 18, 2014, the Board of Directors (the “Board”) of BAB, Inc. (the “Company”) authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of the common stock, par value $0.001 per share (the “Common Shares”), of the Company to stockholders of record at the close of business on May 13, 2013 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of the Series A Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company at an exercise price of $0.90 per one one-thousandth of a Preferred Share, subject to adjustment (the “Exercise Price”). The complete terms of the Rights are set forth in a Preferred Shares Rights Agreement (the “Rights Agreement”), dated as of May 6, 2013, as amended on June 18, 2014, between the Company and AST, as rights agent.

9.	Certification.

The Company certifies that this Amendment complies with Section 27 of the Rights Agreement.

10.	Effectiveness.

This Amendment shall be deemed effective as of June 18, 2014. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

4.

11.	Miscellaneous

This Amendment shall be deemed to be a contract made under the laws of the state of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be original, and all such counterparts shall together constitute but one and the same instrument. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal, or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

IN WITNESS WHEREOF, the parties hereto have caused the Amendment to be duly executed as of the date set forth above.

BAB, INC.

By:	/s/ Michael K. Murtaugh
Name: Michael K. Murtaugh
Title: General Counsel and Secretary

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Jennifer Donovan
Name: Jennifer Donovan
Title: SVP, Relationship Manager, Regional Manager

5.